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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2006

                             SPECTRUM CONTROL, INC.
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              Exact name of registrant as specified in its charter

        Pennsylvania                    0-8796                   25-1196447
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

        8031 Avonia Road; Fairview, Pennsylvania                   16415
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        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (814) 474-2207


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 8.01.  Other Events

     (d) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated April 20, 2006

     On April 20, 2006, Spectrum Control, Inc. issued a press release updating the status of their new State College, PA facility. A copy of the press release is attached as Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  SPECTRUM CONTROL, INC.
                                                  -----------------------------
                                                  (Registrant)

Date: April 20, 2006                              By:  /s/ John P. Freeman
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                                                       (Signature)
                                                       Senior Vice President and
                                                       Chief Financial Officer